Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 16, 2008 to the Credit Agreement referenced below is by and among DST Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, $600 million in credit facilities have been established in favor of the Borrower pursuant to the terms of that Credit Agreement dated as of June 28, 2005 (as modified by that certain Consent dated as of December 22, 2005, as amended by that certain First Amendment to Credit Agreement dated as of February 17, 2006, that certain Second Amendment to Credit Agreement dated as of September 1, 2006, that certain Third Amendment to Credit Agreement dated as of April 16, 2007, that certain Fourth Amendment to Credit Agreement dated as of July 19, 2007 and as may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Lenders identified therein (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                       Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Section 8.01(p) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Liens not otherwise permitted by this Section 8.01 on real property of the Borrower and its Subsidiaries securing Indebtedness in an aggregate principal amount at any time outstanding not to exceed (i) $50,000,000 or (ii) in addition to clause (i), an additional $150,000,000 to the extent such Indebtedness is incurred on a one time basis on or before July 1, 2010; and

3.                                       Conditions Precedent.  This Amendment shall become effective upon the satisfaction of the following conditions:

(a)                                  Execution of Counterparts of Amendment.  Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders; and

(b)                                 Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or its Affiliates) of all fees and reasonable expenses relating to this Amendment which are due and payable on the date hereof including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

4.                                       Representations and Warranties.  The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment, or will occur as a result of the transactions contemplated hereby.

5.                                       No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Amendment shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit

Agreement, or (iv) be deemed or construed to be a wavier or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.                                       Counterparts; Facsimile/Email.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7.                                       Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

8.                                       Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	DST SYSTEMS, INC.,
a Delaware corporation

	By:	/s/ Kenneth V. Hager
	Name:	Kenneth V. Hager
	Title:	Vice President, Chief Financial
Officer and Treasurer

ADMINISTRATIVE AGENT
AND LENDERS:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Mollie S. Canup
	Name:	Mollie S. Canup
	Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Aileen Supeña
	Name:	Aileen Supeña
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD.

	By:	/s/ Victor Pierzchalski
	Name:	Victor Pierzchalski
	Title:	Authorized Signatory

CITIBANK, N.A.

	By:	/s/ Matthew Nicholls
	Name:	Matthew Nicholls
	Title:	Managing Director

COMMERCE BANK, N.A.

By:	/s/ David Enslen
Name:	David Enslen
Title:	Senior Vice President

COMMERZEBANK
AKTIENGESELLSCHAFT, NEW YORK
BRANCH AND GRAND CAYMAN
BRANCHES

By:	/s/ Albert J. Morrow
Name:	Albert J. Morrow
Title:	Assistant Vice President

By:	/s/John Marlatt
Name:	John Marlatt
Title:	Senior Vice President

LLOYDS TSB BANK plc

By:	/s/Carlos Lopez
Name:	Carlos Lopez
Title:	Associate Director
Corporate Banking USA
L007

By:	/s/Windsor R. Davies
Name:	Windsor R. Davies
Title:	Managing Director
Corporate Banking USA
D061

MIZUHO CORPORATE BANK (USA)

By:	/s/Bertram H. Tang
Name:	Bertram H. Tang
Title:	SVP and Team Leader

THE ROYAL BANK OF SCOTLAND plc

By:	/s/L. Peter Yetman
Name:	L. Peter Yetman
Title:	SVP

SUMITOMO MITSUI BANKING
CORPORATION

By:	/s/ Yoshihiro Hyakutome
Name:	Yoshihiro Hyakutome
Title:	General Manager

UMB BANK, N.A.

By:	/s/ Douglas F. Page
Name:	Douglas F. Page
Title:	Executive Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Michael J. Reymann
Name:	Michael J. Reymann
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL
ASSOCIATION

By:	/s/Karin E. Samuel
Name:	Karin E. Samuel
Title:	Director

WELLS FARGO BANK, N.A.

By:	/s/ Tammy R. Henke
Name:	Tammy R. Henke
Title:	Vice President